Interest and Finance Costs, Net	12 Months Ended
Dec. 31, 2017
Interest And Finance Costs Net
Interest and Finance Costs, Net

12. Interest and Finance Costs, net:

The amounts in the accompanying consolidated statements of comprehensive income / (loss) are analyzed as follows:

	2015	2016	2017
Interest on long-term debt (Note 7)	$2,359	$2,577	$2,674
Interest on promissory note (Note 3)	12	69	70
Capitalized interest	(13)	—	—
Amortization of financing costs	173	164	153
Total	$2,531	$2,810	$2,897